UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Boulevard, Suite 640, Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858)964-3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On November 29, 2022 INmune Bio Inc. (the “Company”) issued a press release announcing that the Company will participate in the 15th CTAD Conference in San Francisco November 29, to December 2nd. A copy of this press release is attached herewith as Exhibit 99.1.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

99.1	Press Release dated November 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2022	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

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